UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8709

Western Asset High Income Fund II Inc.
(Exact name of registrant as specified in charter)

620 Eight Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2012

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

April 30, 2012

Annual Report

Western Asset High Income Fund II Inc.
(HIX)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Income Fund II Inc.

Fund objectives

The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	7

Spread duration	8

Effective duration	9

Schedule of investments	10

Statement of assets and liabilities	29

Statement of operations	30

Statements of changes in net assets	31

Statement of cash flows	32

Financial highlights	33

Notes to financial statements	34

Report of independent registered public accounting firm	53

Board approval of management and subadvisory agreements	54

Additional information	61

Annual chief executive officer and principal financial officer certifications	67

Other shareholder communications regarding accounting matters	68

Dividend reinvestment plan	69

Important tax information	73

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Income Fund II Inc. for the twelve-month reporting period ended April 30, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•        Fund prices and performance,

•        Market insights and commentaries from our portfolio managers, and

•        A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

May 31, 2012

Western Asset High Income Fund II Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended April 30, 2012, albeit at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% and 1.8% in the second and third quarters of 2011, respectively. The economy then gathered further momentum late in 2011, as the Commerce Department reported that fourth quarter GDP growth was 3.0% — the fastest pace since the second quarter of 2010. However, economic growth in the U.S. then moderated somewhat, as the Commerce Department’s second estimate for first quarter 2012 GDP growth was 1.9%.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.0%. Unemployment stayed at or above 9.0% until October, when it dipped to 8.9%. Unemployment then declined during five out of the next six months and was 8.1% in April 2012, the lowest rate since January 2009. The housing market showed some positive signs, although it still appears to be searching for a bottom. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. However, existing-home sales rose 3.4% on a seasonally adjusted basis in April 2012 versus the previous month. In addition, the NAR reported that the median existing-home price for all housing types was $177,400 in April 2012, up 10.1% from April 2011. Despite these positives, the inventory of unsold homes rose 9.5% in April versus the previous month.

The manufacturing sector overcame a soft patch in the summer of 2011 and expanded at a stronger pace during much of the remainder of the reporting period. Looking back, based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. The manufacturing sector gathered momentum and ended January 2012 at 54.1, its highest reading since June 2011. After falling to 52.4 in February, the PMI rose to 53.4 in March and 54.8 in April. In addition, sixteen of the eighteen industries tracked by the Institute for Supply Management expanded in April. By comparison, fifteen and eleven industries expanded in March and February, respectively.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the

IV	Western Asset High Income Fund II Inc.

Investment commentary (cont’d)

period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” The Fed repeated this point at its meeting in April, saying “To support a stronger economic recovery and to help ensure that inflation, over time, is at the rate most consistent with its dual mandate, the Committee expects to maintain a highly accommodative stance for monetary policy.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 31, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii          The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv           The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset High Income Fund II Inc. 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current income. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. The Fund may invest up to 35% of its total assets in debt securities of issuers located in emerging market countries. It may also invest up to 30% of its assets in zero coupon securities, pay-in-kind bonds and deferred payment securities, and up to 20% of its assets in equity securities. The Fund may utilize a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts, swap agreements and credit default swaps. We employ an actively managed approach that is risk-controlled and assimilates top-down macroeconomic views with industry sector insights and bottom-up credit research to derive the general framework for the Fund’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative), as well as identifying sector overweights and underweights.

Risk and weightings are reviewed on a regular basis. Our bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with portfolio managers to determine which credits provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The portfolio managers responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, Michael C. Buchanan, Keith J. Gardner and Ryan Brist.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced periods of heightened volatility during the reporting period, but ultimately generated positive results. While the majority of spread sectors posted positive results in May 2011, they underperformed equal-durationi Treasuries. Risk aversion then increased from June through September given mostly disappointing economic data, the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. Most spread sectors then rallied in October given hopes of progress in Europe and some better-than-expected economic data. While risk aversion returned in

2	Western Asset High Income Fund II Inc. 2012 Annual Report

Fund overview (cont’d)

November given an escalation of the European sovereign debt crisis, risk appetite returned in December and generally remained robust during the next three months. This shift in investor sentiment was triggered by indications that the U.S. economy was gathering momentum and signs of progress in the European sovereign debt crisis. However, fears that the economy may be experiencing a soft patch and contagion fears from Europe led to periods of risk aversion late in the period.

Both short- and long-term Treasury yields moved lower during the reporting period. When the period began, two- and ten-year Treasury yields were 0.61% and 3.32%, respectively. While Treasury yields fluctuated, these proved to be the peaks for two- and ten-year Treasury yields during the period. Yields declined during much of the first five months of the period due to disappointing economic data and several flights to quality. Two-year Treasuries hit their low for the reporting period of 0.16% on September 19, 2011. Ten-year Treasuries reached their reporting period trough of 1.72% on September 22, 2011. Yields then moved higher during much of the next six months as the economy gained some traction and rising oil prices fanned inflationary concerns. However, yields moved lower in April given some moderating economic data in the U.S. and renewed fears regarding the situation in Europe. When the reporting period ended on April 30, 2012, two-year Treasury yields were 0.27% and ten-year Treasury yields were 1.95%.

The Barclays Capital U.S. Aggregate Indexii returned 7.54% for the twelve months ended April 30, 2012. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced mixed results. Over the fiscal year, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexiii (the “Index”) returned 5.89%. Elsewhere, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv returned 13.00% and the Barclays Emerging Market U.S. Dollar Corporate Indexv returned 6.11% for the twelve months ended April 30, 2012.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We actively participated in the new issuance market by selectively purchasing high-yield bonds that we felt were attractively valued. Additionally, we tactically adjusted the Fund’s sector allocations during the period. We reduced our overweight to the underperforming Transportation sector and increased our exposure to Financials during the period. We also increased the Fund’s overweight to the Energy sector.

The Fund employed U.S. Treasury futures to manage its yield curvevi positioning and duration, which was a small detractor. Currency forwards were used to hedge the Fund’s currency risk and manage our non-U.S. dollar currency exposures. They were positive for performance. Credit default swaps, which were used toward the end of the reporting period to manage the Fund’s European credit exposure, benefited performance. Finally, we utilized index credit default swaps and options on index credit default swaps to reduce the Fund’s exposure to the high-yield market in the event of a pullback. This strategy was a small contributor to performance given the high-yield market’s weakness at times during the reporting

Western Asset High Income Fund II Inc. 2012 Annual Report	3

period. All told, the net impact from the use of derivatives was positive during the twelve months ended April 30, 2012.

During the reporting period, we tactically utilized leverage in the Fund. We ended the period with liabilities as a percentage of gross assets, of approximately 25.13%. This represented a modest increase during the fiscal year. The use of leverage was additive for results given the positive performance of high-yield bonds and emerging market debt.

Performance review

For the twelve months ended April 30, 2012, Western Asset High Income Fund II Inc. returned 3.80% based on its net asset value (“NAV”)vii and 11.89% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index and the EMBI Global, returned 5.89% and 13.00%, respectively, for the same period. The Lipper High Current Yield (Leveraged) Closed-End Funds Category Averageviii returned 5.95% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.00 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of April 30, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2012

Price Per Share	12-Month Total Return*
$8.86 (NAV)	3.80%†
$10.10 (Market Price)	11.89%‡

All figures represent past performance and are not a guarantee of future results.

*            Total returns are based on changes in NAV or market price, respectively.

†              Total return assumes the reinvestment of all distributions at NAV.

‡            Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our exposure to several sectors. In particular, the Fund benefited from its overweights to the Consumer Cyclicals and Utilities sectors, as they both outperformed the Index. The Fund also benefited from an opportunistic increase to Financials at the end of 2011, as it was one of the best performing sectors during the latter part of the reporting period.

A number of individual high yield holdings were also beneficial for results. In particular, overweights to American International Group Inc. and its aircraft leasing arm International Lease Finance Corp. and Norwegian Cruise Line contributed to performance. American International Group Inc.’s senior debt performed well as the company continued to reduce its debt levels and recapitalize its business. Management also remained focused on its fundamentals, which

4	Western Asset High Income Fund II Inc. 2012 Annual Report

Fund overview (cont’d)

improved over the period. International Lease Finance Corp. continued to access the capital markets and extend its maturity profile. Prudent balance sheet management, along with improving fundamental results, caused the issuer’s bonds to perform well during the period. These actions were recognized by the rating agency Standard & Poor’s with an upgrade to investment grade BBB in May 2011. Cruise ship operator Norwegian Cruise Line’s bonds performed well due to continued strong fundamental performance. The company has executed well, including keeping occupancy rates high, maintaining firm pricing and effectively managing expenses. Norwegian Cruise Line has also been successful at getting its guests to spend more per trip than was the case in previous years. Furthermore, the company deleveraged by successfully executing its business plan and growing into its previously over-levered capital structure. Prior to the recent Facebook transaction and heightened equity market volatility, we felt the company could deleverage further by going public. We now believe this transaction is likely on hold for the near-term and that equity market conditions will need to improve before this is likely to occur; however we are comfortable holding our position in the meantime.

Elsewhere, the Fund’s Venezuelan sovereign debt generated strong results. Economic growth in the country remained solid and our holdings generally offered attractive, double-digit yields.

Q. What were the leading detractors from performance?

A. Our bias to U.S. high-yield issuers and emerging market corporates versus emerging market sovereign debt was a detractor for the period given the outperformance of the latter. The Fund’s emphasis on U.S. high-yield bonds was based on our belief that U.S. high-yield valuations were more attractive on a risk/reward basis. We believe that the constituent holdings of the EMBI Global are much more sensitive to changes in interest rates compared to the less sensitive high-yield market. Emerging market debt benefited from this heightened sensitivity, as U.S. Treasury yields fell during the reporting period.

Despite the significant rally in lower quality high-yield during the last four months of the reporting period, our quality biases detracted from results. The portfolio’s overweight to lower-rated CCC-rated securities and underweight to higher-rated BB-rated securities were not rewarded. During this period as a whole, as measured by the Index, higher-quality BB-rated securities outperformed lower-quality CCC-rated bonds, as they returned 7.74% and 0.64%, respectively.

In terms of our sector positioning, having overweights to the Transportation and Energy sectors was a negative as they lagged the Index. Both sectors underperformed during the second half of 2011, given fears of slowing global growth. Additionally, our underweight to the Technology sector was not beneficial, as the sector was one of the best performers during the latter portion of the reporting period.

From an issuer perspective, overweight holdings that were negative for performance included Horizon Lines, Cengage Learning Acquisitions and Petroplus Finance Ltd. Horizon Lines is a U.S.-based shipping company that performed poorly, as it was expected to default after failing to make certain

Western Asset High Income Fund II Inc. 2012 Annual Report	5

debt payments. Horizon Lines suffered from an overall secular decline in global shipping. Weak demand due to the sputtering global economy led company fundamentals to become challenged, and a U.S. Department of Justice settlement against the company added to already elevated liquidity concerns. Cengage Learning Acquisitions is an educational book publisher. The company missed earnings projections and was hurt by negative investor sentiment regarding book publishers and increasing secular concerns that tablet devices will be more widely adopted in classrooms. Petroplus Finance Ltd. is a European oil refiner. In December 2011, a $1 billion credit line to the company was frozen by its bank lenders. The company entered into negotiations to restore the credit line to avoid bankruptcy and it reduced its output and closed several refineries. The negotiations failed and, in January 2012, Petroplus announced that it was filing for insolvency after it defaulted on $1.75 billion of senior notes and convertible bonds.

Looking for additional information?

The Fund is traded under the symbol “HIX” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHGIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Fund II Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

May 25, 2012

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall generally, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. These risks are magnified in emerging markets. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

Portfolio holdings and breakdowns are as of April 30, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 28 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult

6	Western Asset High Income Fund II Inc. 2012 Annual Report

Fund overview (cont’d)

their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2012 were: Consumer Discretionary (28.1%), Industrials (21.0%), Energy (17.2%), Financials (12.8%) and Materials (11.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii             The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii          The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-As are also included.

iv           The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

v       The Barclays Emerging Market U.S. Dollar Corporate Index is a subset of the Barclays U.S. Emerging Markets Index, which includes fixed- and floating-rate U.S. dollar-denominated debt from emerging markets in the following regions: Americas, Europe, Middle East, Africa, and Asia.

vi           The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii        Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii     Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended April 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 41 funds in the Fund’s Lipper category.

Western Asset High Income Fund II Inc. 2012 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of April 30, 2012 and April 30, 2011 and does not include derivatives, such as futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Western Asset High Income Fund II Inc. 2012 Annual Report

Spread duration (unaudited)

Economic Exposure — April 30, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

80% BC US HY 2%,	—	80% of Barclays Capital U.S. High Yield — 2% Issuer Cap Index and
20% JPM EMBI Global		20% of JPMorgan Emerging Markets Bond Index Global
EM	—	Emerging Markets
HIX	—	Western Asset High Income Fund II Inc.
HY	—	High Yield
IG Credit	—	Investment Grade Credit

Western Asset High Income Fund II Inc. 2012 Annual Report	9

Effective duration (unaudited)

Interest Rate Exposure — April 30, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

80% BC US HY 2%,	—	80% of Barclays Capital U.S. High Yield — 2% Issuer Cap Index and
20% JPM EMBI Global		20% of JPMorgan Emerging Markets Bond Index Global
EM	—	Emerging Markets
HIX	—	Western Asset High Income Fund II Inc.
HY	—	High Yield
IG Credit	—	Investment Grade Credit

10	Western Asset High Income Fund II Inc. 2012 Annual Report

Schedule of investments

April 30, 2012

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 114.7%
Consumer Discretionary — 24.4%
Auto Components — 0.4%
Allison Transmission Inc., Senior Notes	11.000%	11/1/15	347,000		$366,085	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	2,010,000	EUR	2,208,329	(a)
Goodyear Tire & Rubber Co., Senior Notes	7.000%	5/15/22	570,000		568,575
Total Auto Components					3,142,989
Automobiles — 1.8%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.000%	6/15/19	1,430,000		1,487,200
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	4,092,000		4,255,680
Escrow GCB General Motors	—	—	7,855,000		171,828	*(b)(c)
Escrow GCB General Motors	—	—	6,185,000		135,297	*(b)(c)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	4,270,000		5,412,225	(d)
Ford Motor Credit Co., LLC, Senior Notes	5.000%	5/15/18	600,000		649,877
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	1,020,000		1,122,000	(a)
Total Automobiles					13,234,107
Diversified Consumer Services — 1.0%
Service Corp. International, Senior Notes	7.500%	4/1/27	2,090,000		2,121,350	(d)
ServiceMaster Co., Senior Notes	8.000%	2/15/20	1,390,000		1,494,250	(a)
Sotheby’s, Senior Notes	7.750%	6/15/15	3,310,000		3,607,900	(d)
Total Diversified Consumer Services					7,223,500
Hotels, Restaurants & Leisure — 9.3%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	2,370,784		2,047,646	(a)(b)(c)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	1,470,000		1,550,850
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	6,936,000		6,103,680	(d)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	10,000		9,175	(d)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	2,875,000		3,191,250	(d)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	2,680,000		2,736,950	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Secured Notes	11.500%	1/15/17	4,982,094		5,555,035	(e)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	2,580,000		2,702,550	(a)(d)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	4,504,263		4,087,619	(a)
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	1,420,000		1,505,200	(a)(d)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2012 Annual Report	11

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Fontainebleau Las Vegas Holdings LLC/ Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	975,000	$5,484	(a)(f)(g)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	3,140,000	3,085,050	(a)(d)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	1,093,000	1,073,873	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	2,990,000	3,008,717	(a)(d)
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,170,000	2,221,538	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,610,000	1,674,400	(d)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	890,000	1,019,050	(d)
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	2,135,000	2,428,562	(d)
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	1,445,000	1,502,800	(a)
Mohegan Tribal Gaming Authority, Senior Notes	11.000%	9/15/18	420,000	297,150	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	6,540,000	5,689,800	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	5,040,000	5,594,400	(d)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	3,990,000	4,658,325	(d)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	1,665,000	1,831,500	(d)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	4,830,000	4,962,825	(a)(d)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.532%	2/1/14	1,800,000	1,723,500	(a)(g)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	1,450,000	0	(b)(c)(f)(h)
Total Hotels, Restaurants & Leisure				70,266,929
Internet & Catalog Retail — 0.4%
Netflix Inc., Senior Notes	8.500%	11/15/17	2,790,000	3,027,150	(d)
Media — 6.7%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	1,040,000	1,071,200	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	840,000	913,500	(d)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	5,050,000	5,681,250	(d)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	555,000	445,388	(a)
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	3,340,000	3,532,050	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	1,850,000	1,840,750	(a)

See Notes to Financial Statements.

12	Western Asset High Income Fund II Inc. 2012 Annual Report

Schedule of investments (cont’d)

April 30, 2012

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	260,000		$254,150	(a)
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,672,500	(d)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,815,000		2,109,938	(d)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	1,050,000		1,155,000
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	2,190,000		2,398,050
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	2,039,000		2,111,894	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	2,360,000		2,475,050
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG, Senior Secured Notes	7.500%	3/15/19	260,000		278,850	(a)
LBI Media Inc., Senior Notes	8.500%	8/1/17	190,000		48,925	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	2,610,000		2,231,550	(a)(d)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	5,000,000	EUR	5,989,744	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	740,000		858,400	(d)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	4,061,000		3,472,155	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	1,060,000		1,052,050	(a)(d)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,780,000		1,808,925	(a)(d)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	2,020,000		2,115,950	(a)(d)
UPC Holding BV, Senior Notes	9.875%	4/15/18	1,265,000		1,404,150	(a)(d)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	4,500,000	EUR	5,837,518	(a)
Total Media					50,758,937
Multiline Retail — 0.5%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	3,780,000		3,647,700	(d)
Specialty Retail — 2.9%
American Greetings Corp., Senior Notes	7.375%	12/1/21	3,300,000		3,448,500
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	3,550,000	EUR	4,276,214	(a)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	760,000		684,000	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	4,540,000		4,313,000	(d)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	2,000,000		2,135,020	(d)
Michaels Stores Inc., Senior Subordinated Notes	13.000%	11/1/16	5,060,000		5,395,225
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,800,000		1,874,250	(a)(d)
Total Specialty Retail					22,126,209

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2012 Annual Report	13

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Textiles, Apparel & Luxury Goods — 1.4%
Boardriders SA, Senior Notes	8.875%	12/15/17	2,900,000	EUR	$3,953,893	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	1,300,000		1,306,500	(a)(d)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	5,285,000		5,701,247	(d)
Total Textiles, Apparel & Luxury Goods					10,961,640
Total Consumer Discretionary					184,389,161
Consumer Staples — 1.6%
Food & Staples Retailing — 0.4%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	2,970,000		3,096,225	(a)
Food Products — 0.6%
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	1,250,000		1,300,000	(a)(d)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,800,000		2,590,000	(a)(d)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	514,000		603,950	(d)
Total Food Products					4,493,950
Personal Products — 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	1,230,000		1,186,950	(a)
Prestige Brands International Inc., Senior Notes	8.125%	2/1/20	800,000		878,000	(a)
Total Personal Products					2,064,950
Tobacco — 0.3%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	2,230,000		2,263,450	(d)
Total Consumer Staples					11,918,575
Energy — 16.5%
Energy Equipment & Services — 3.4%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,470,000		1,554,525
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	1,760,000		1,755,600	(a)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	4,905,000		5,150,250	(a)(d)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	2,730,000		2,907,450	(d)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,320,000		1,372,800	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	1,710,000		1,812,600	(a)(d)
SESI LLC, Senior Notes	7.125%	12/15/21	2,780,000		3,023,250	(a)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	7,450,000		8,185,688	(d)
Total Energy Equipment & Services					25,762,163
Oil, Gas & Consumable Fuels — 13.1%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	3,710,000		3,737,825
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	3,570,000		3,721,725
Calumet Specialty Products Partners LP/ Calumet Finance Corp., Senior Notes	9.375%	5/1/19	2,140,000		2,241,650
Calumet Specialty Products Partners LP/ Calumet Finance Corp., Senior Notes	9.375%	5/1/19	690,000		722,775
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	1,340,000		1,304,825

See Notes to Financial Statements.

14	Western Asset High Income Fund II Inc. 2012 Annual Report

Schedule of investments (cont’d)

April 30, 2012

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	2,160,000	$2,316,600	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	1,545,000	1,699,500	(d)
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	1,120,000	1,170,400	(d)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	2,870,000	3,027,850	(d)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	6,326,375	4,966,204	(a)(b)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,600,000	1,724,000	(d)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,875,000	2,100,000	(d)
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	2,810,000	3,126,125	(d)
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	285,000	309,502	(d)(g)
Everest Acquisition LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	2,580,000	2,750,925	(a)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	4,440,000	3,807,300	(d)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	2,000,000	2,122,500	(a)(d)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,720,000	1,880,063	(a)(i)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	3,290,000	2,566,200
Novatek Finance Ltd., Notes	6.604%	2/3/21	2,300,000	2,527,746	(a)(i)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	4,830,000	3,646,650	(d)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,220,000	1,281,000	(d)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	6,067,000	7,174,227	(i)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,145,000	1,395,946	(i)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	360,000	434,154	(d)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	3,640,000	1,274,000	(a)(d)(f)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	320,000	112,000	(a)(d)(f)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	2,915,000	3,221,075	(d)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	2,260,000	2,553,800	(d)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	770,000	846,076	(a)(d)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	8,164,000	8,633,430	(d)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	530,000	585,650	(d)
Samson Investment Co., Senior Notes	9.750%	2/15/20	4,080,000	4,263,600	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	990,000	1,004,850

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2012 Annual Report	15

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Teekay Corp., Senior Notes	8.500%	1/15/20	4,810,000	$5,026,450	(d)
Tesoro Corp., Senior Notes	6.250%	11/1/12	2,000,000	2,040,000	(d)
TNK-BP Finance SA	6.625%	3/20/17	230,000	255,300	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	270,000	304,763	(a)(i)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,390,000	1,622,825	(a)(i)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	200,000	233,500	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	2,000,000	1,900,000	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	4,740,000	3,483,900	(a)(d)
Total Oil, Gas & Consumable Fuels				99,116,911
Total Energy				124,879,074
Financials — 9.4%
Capital Markets — 0.3%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,320,000	2,301,987	(d)
Commercial Banks — 2.5%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	4,120,000	4,171,500	(a)(d)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	990,000	1,002,375	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	1,560,000	1,572,302	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	630,000	739,192	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,710,000	1,513,350	(a)(d)(g)(j)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	3,920,000	3,629,285	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	2,970,000	2,453,962	(d)(g)(j)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,840,000	1,815,856
Santander Issuances SAU, Notes	5.911%	6/20/16	2,090,000	2,044,877	(a)
Total Commercial Banks				18,942,699
Consumer Finance — 1.4%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	4,210,000	4,073,175
Ally Financial Inc., Senior Notes	6.750%	12/1/14	6,140,000	6,508,400	(d)
Total Consumer Finance				10,581,575
Diversified Financial Services — 4.1%
Bank of America Corp., Senior Notes	6.500%	8/1/16	820,000	897,359
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	5,658,000	6,471,337	(d)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	2,160,000	2,262,600	(d)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	2,402,000	2,471,057	(d)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	1,480,000	1,506,764

See Notes to Financial Statements.

16	Western Asset High Income Fund II Inc. 2012 Annual Report

Schedule of investments (cont’d)

April 30, 2012

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,385,000	$ 3,808,125	(d)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	5,180,000	5,853,400	(d)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,160,000	2,424,600	(d)
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	2,150,000	2,179,563	(d)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	2,630,000	2,833,825	(a)(e)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	492,500	(a)(g)
Total Diversified Financial Services				31,201,130
Insurance — 1.1%
American International Group Inc., Junior Subordinated Notes	8.175%	5/15/68	400,000	429,500	(g)
American International Group Inc., Senior Notes	8.250%	8/15/18	3,180,000	3,862,730	(d)
ING Capital Funding Trust III, Junior Subordinated Bonds	4.070%	6/30/12	890,000	733,752	(d)(g)(j)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/7/87	1,750,000	1,723,750	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000	1,229,250	(a)(d)
Total Insurance				7,978,982
Total Financials				71,006,373
Health Care — 7.9%
Health Care Equipment & Supplies — 0.3%
Biomet Inc., Senior Notes	10.000%	10/15/17	520,000	563,550	(d)
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	1,370,000	1,488,162	(d)(e)
Total Health Care Equipment & Supplies				2,051,712
Health Care Providers & Services — 7.2%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,920,000	2,102,400
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	3,519,735	3,735,319	(d)(e)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	2,390,000	2,569,250	(d)
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	1,880,000	2,058,600
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	5,670,000	6,006,625	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	9,225,000	8,533,125	(d)
DJO Finance LLC/DJO Finance Corp., Senior Notes	10.875%	11/15/14	1,490,000	1,527,250
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,840,000	1,876,800	(a)(d)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,610,000	1,768,988	(d)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	460,000	494,500	(a)(d)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2012 Annual Report	17

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — continued
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,020,000		$1,174,275	(a)(d)
HCA Inc., Debentures	7.500%	11/15/95	1,325,000		1,048,406	(d)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	3,520,000		3,966,600	(d)
HCA Inc., Senior Secured Notes	6.500%	2/15/20	960,000		1,029,600	(d)
INC Research LLC, Senior Notes	11.500%	7/15/19	1,380,000		1,362,750	(a)(d)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	2,850,000		2,572,125	(a)(d)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	760,000		782,800	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	1,480,000		1,280,200	(d)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	2,277,000		2,641,320	(d)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,120,000		1,261,400	(d)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	4,030,000		4,148,381	(d)(g)
US Oncology Inc. Escrow	—	—	1,760,000		35,200	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	2,225,000		2,277,844	(d)
Total Health Care Providers & Services					54,253,758
Pharmaceuticals — 0.4%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	2,500,000	EUR	3,391,982	(a)
Total Health Care					59,697,452
Industrials — 20.0%
Aerospace & Defense — 2.0%
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,880,000		1,997,500
FGI Operating Co. LLC/FGI Finance Inc., Senior Secured Notes	7.875%	5/1/20	1,130,000		1,166,725	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	4,820,000		5,205,600	(d)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	1,660,000		1,855,050	(d)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	4,360,000		4,665,200	(a)(d)
Total Aerospace & Defense					14,890,075
Airlines — 3.2%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	1,432,712		1,404,058	(a)
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	2,450,000	GBP	4,003,249
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	4,560,011		4,941,684	(d)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	8,390,000		8,704,625	(a)(d)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	6,587		6,719
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,589,768		1,579,911	(d)

See Notes to Financial Statements.

18	Western Asset High Income Fund II Inc. 2012 Annual Report

Schedule of investments (cont’d)

April 30, 2012

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Airlines — continued
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	636,436		$673,032	(d)
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	1,040,000		1,110,200	(a)(d)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	1,737,000		1,823,850	(a)(d)
Total Airlines					24,247,328
Building Products — 1.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	1,887,400		1,679,786	(a)(c)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	3,970,000		4,143,688	(a)(d)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	2,260,000		2,604,650	(a)(i)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	1,424,000		1,641,160	(a)(i)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	800,000		850,000	(a)(i)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	1,139,000	EUR	1,485,079	(a)
Total Building Products					12,404,363
Commercial Services & Supplies — 3.4%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	800,000		766,000	(a)(d)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	5,495,000		5,220,250	(a)(d)
American Reprographics Co., Senior Notes	10.500%	12/15/16	3,910,000		3,958,875	(d)
Cenveo Corp., Secured Notes	8.875%	2/1/18	1,690,000		1,563,250
Geo Group Inc., Senior Notes	7.750%	10/15/17	2,965,000		3,217,025	(d)
JM Huber Corp., Senior Notes	9.875%	11/1/19	1,490,000		1,586,850	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	4,600,000		4,623,000	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	1,600,000		1,736,000	(d)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	2,740,000		2,829,050	(a)
Total Commercial Services & Supplies					25,500,300
Construction & Engineering — 1.0%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	2,710,000		2,601,600	(a)(d)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	4,730,000		5,013,800	(a)(i)
Total Construction & Engineering					7,615,400
Electrical Equipment — 0.6%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	4,510,000		4,464,900	(a)(d)
Industrial Conglomerates — 0.4%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	2,490,000		2,785,687	(d)
Machinery — 0.6%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	4,460,000		4,710,875	(a)(d)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2012 Annual Report	19

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Marine — 1.3%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	2,719,500	$2,549,531	(a)(b)(e)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,910,000	1,857,475	(a)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	5,880,000	5,497,800	(d)
Total Marine				9,904,806
Road & Rail — 2.2%
Florida East Coast Holdings Corp., Senior Notes	11.250%	8/1/17	7,473,859	6,184,618	(e)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	1,699,000	1,947,479	(d)
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	3,605,000	4,046,613	(d)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	4,000,000	4,400,000	(d)
Total Road & Rail				16,578,710
Trading Companies & Distributors — 1.5%
Ashtead Capital Inc., Notes	9.000%	8/15/16	1,068,000	1,120,065	(a)(d)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	3,475,000	3,605,312	(d)
UR Financing Escrow Corp., Secured Notes	5.750%	7/15/18	256,000	264,960	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	6,328,000	6,707,680	(a)
Total Trading Companies & Distributors				11,698,017
Transportation — 2.1%
CMA CGM, Senior Notes	8.500%	4/15/17	5,840,000	3,708,400	(a)(d)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	5,420,000	5,257,400	(a)(d)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	6,740,000	6,723,150	(a)(d)
Total Transportation				15,688,950
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	950,000	999,875	(a)(d)
Total Industrials				151,489,286
Information Technology — 3.7%
Communications Equipment — 0.6%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	6,100,000	4,498,750	(d)
Electronic Equipment, Instruments & Components — 0.9%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	6,320,000	7,252,200	(a)(d)
IT Services — 1.5%
First Data Corp., Senior Notes	9.875%	9/24/15	60,000	60,750
First Data Corp., Senior Notes	10.550%	9/24/15	9,126,818	9,332,171	(d)
First Data Corp., Senior Notes	12.625%	1/15/21	1,140,000	1,148,550
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	465,000	503,363	(a)(d)
Total IT Services				11,044,834

See Notes to Financial Statements.

20	Western Asset High Income Fund II Inc. 2012 Annual Report

Schedule of investments (cont’d)

April 30, 2012

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Semiconductors & Semiconductor Equipment — 0.4%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	1,590,000		$1,750,987	(a)(d)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,186,000		1,267,538	(d)
Total Semiconductors & Semiconductor Equipment					3,018,525
Software — 0.3%
Lawson Software Inc., Senior Notes	10.000%	4/1/19	1,560,000	EUR	2,085,622	(a)
Total Information Technology					27,899,931
Materials — 11.6%
Chemicals — 1.1%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	2,120,000		2,363,800	(a)(d)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	2,430,000		2,618,325	(a)(d)
Ineos Finance PLC, Senior Secured Notes	7.500%	5/1/20	440,000		454,300	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	635,000		720,725	(d)
Solutia Inc., Senior Notes	7.875%	3/15/20	2,050,000		2,403,625	(d)
Total Chemicals					8,560,775
Containers & Packaging — 3.0%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	3,370,000		3,664,875	(a)(d)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	1,160,000	EUR	1,627,622	(a)(d)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	2,460,000		2,496,900	(a)(d)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.500%	5/15/18	2,120,000		2,151,800	(a)(d)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	5,810,000		6,064,187	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	1,680,000		1,753,500	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	4,650,000		4,917,375	(a)(d)
Total Containers & Packaging					22,676,259
Metals & Mining — 6.1%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	990,000		1,101,375	(a)(i)
Evraz Group SA, Notes	8.250%	11/10/15	170,000		183,314	(a)
Evraz Group SA, Notes	9.500%	4/24/18	680,000		743,988	(a)(d)
Evraz Group SA, Notes	6.750%	4/27/18	4,550,000		4,399,395	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	330,000		361,053	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	750,000		780,000	(a)(d)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	4,600,000		5,002,500	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,000,000		1,017,500	(a)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2012 Annual Report	21

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	7,400,000		$4,995,000	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	2,140,000		1,583,600	(a)(d)
New World Resources NV, Senior Bonds	7.375%	5/15/15	1,300,000	EUR	1,729,414	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	3,410,000		3,776,575	(d)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	2,190,000		2,288,550	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,820,000		2,498,840	(d)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	5,220,000		2,884,050
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	310,000		324,725	(d)
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	700,000		745,500	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	1,840,000		1,803,200	(a)(d)
Vale Overseas Ltd., Notes	8.250%	1/17/34	1,846,000		2,471,785	(i)
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,826,000		2,182,450	(i)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	2,070,000		2,163,150	(a)(i)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	3,630,000		3,493,875	(a)
Total Metals & Mining					46,529,839
Paper & Forest Products — 1.4%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	620,000		651,000	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,615,000		3,425,213	(d)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	1,070,000		1,160,950	(a)(d)
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	4,000,000		2,660,000	(d)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	260,000		279,825	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	4,510,000		2,232,450	(d)
Total Paper & Forest Products					10,409,438
Total Materials					88,176,311
Telecommunication Services — 10.6%
Diversified Telecommunication Services — 6.6%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	4,620,000		3,580,500	(a)(i)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	370,000		286,750	(a)(i)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	98,000		77,420	(a)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	3,340,000		3,598,850	(a)(d)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	3,130,000		3,380,400	(a)(d)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	4,225,000		4,409,844	(d)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	1,630,000		1,717,612	(d)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	900,000		936,000	(d)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	2,440,000		2,562,000	(a)

See Notes to Financial Statements.

22	Western Asset High Income Fund II Inc. 2012 Annual Report

Schedule of investments (cont’d)

April 30, 2012

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	3,120,000		$3,432,000	(d)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	2,220,000		2,416,470	(a)(i)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	700,000		734,846	(a)(d)
Vimpel Communications, Notes	6.493%	2/2/16	375,000		389,063	(a)
West Corp., Senior Notes	8.625%	10/1/18	2,680,000		2,954,700	(d)
West Corp., Senior Notes	7.875%	1/15/19	4,000,000		4,285,000	(d)
West Corp., Senior Subordinated Notes	11.000%	10/15/16	2,370,000		2,529,975	(d)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,620,000		1,599,750	(a)(d)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	7,232,522		6,346,538	(a)(d)(e)
Windstream Corp., Senior Notes	7.500%	4/1/23	4,030,000		4,201,275	(d)
Total Diversified Telecommunication Services					49,438,993
Wireless Telecommunication Services — 4.0%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	1,050,000		1,081,500	(d)
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	1,140,000		1,100,100	(d)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,300,000	GBP	1,914,616	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	3,530,000		2,656,325	(d)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	9,405,000		8,017,762	(d)
Sprint Nextel Corp.	6.000%	12/1/16	1,550,000		1,414,375
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	7,200,000		7,947,000	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	3,754,000		4,181,018	(d)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	2,230,000		2,174,250	(a)
Total Wireless Telecommunication Services					30,486,946
Total Telecommunication Services					79,925,939
Utilities — 9.0%
Electric Utilities — 4.0%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	4,270,000		4,590,250	(d)
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	2,810,000		2,444,700	(a)
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Secured Notes	11.750%	3/1/22	7,440,000		7,756,200	(a)
GenOn REMA LLC, Senior Secured Notes	9.237%	7/2/17	2,129,445		2,086,856
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	3,169,863		3,074,768
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	6,930,000		6,583,500
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	1,470,000		301,350

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2012 Annual Report	23

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	4.685 - 11.500%	10/1/20	5,160,000	$3,225,000	(a)(d)
Total Electric Utilities				30,062,624
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	2,230,000	2,369,375	(d)
Independent Power Producers & Energy Traders — 4.6%
AES Corp., Senior Notes	7.375%	7/1/21	331,000	369,893	(a)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	2,290,000	2,341,525	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	340,000	365,500	(a)(d)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	5,640,000	6,105,300	(a)(d)
Colbun SA, Senior Notes	6.000%	1/21/20	1,100,000	1,183,471	(a)(i)
Dynegy Inc., Bonds	7.670%	11/8/16	3,100,000	2,015,000	(f)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	440,000	290,400
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	4,243,000	4,704,426	(d)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	3,350,000	3,333,250	(a)(d)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	6,900,000	7,176,000	(a)(d)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	5,595,000	4,923,600	(d)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	500,761	510,777
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,705,015	1,739,115
Total Independent Power Producers & Energy Traders				35,058,257
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	740,000	893,550	(a)(i)
Total Utilities				68,383,806
Total Corporate Bonds & Notes (Cost — $846,063,600)				867,765,908
Collateralized Mortgage Obligations — 0.2%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost — $992,207)	2.415%	4/20/35	1,576,096	1,252,071	(g)
Collateralized Senior Loans — 3.2%
Consumer Discretionary — 1.5%
Diversified Consumer Services — 0.5%
Realogy Corp., Second Lien Term Loan	13.500%	10/15/17	3,500,000	3,609,375	(k)
Hotels, Restaurants & Leisure — 0.5%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	3,702,025	3,720,535	(k)

See Notes to Financial Statements.

24	Western Asset High Income Fund II Inc. 2012 Annual Report

Schedule of investments (cont’d)

April 30, 2012

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — 0.5%
Newsday LLC, Fixed Rate Term Loan	10.500%	8/1/13	4,000,000		$4,116,668	(k)
Total Consumer Discretionary					11,446,578
Industrials — 0.2%
Marine — 0.2%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	420,913		420,913	(c)(k)
Trico Shipping AS, New Term Loan B	—	5/13/14	741,087		741,087	(c)(l)
Total Industrials					1,162,000
Information Technology — 0.3%
IT Services — 0.3%
First Data Corp., Extended Term Loan B	4.240%	3/23/18	212,079		193,681	(k)
First Data Corp., Non-Extended Term Loan B2	2.990%	9/24/14	257,218		246,519	(k)
SRA International Inc., Term Loan B	6.500%	7/20/18	1,904,286		1,908,452	(k)
Total Information Technology					2,348,652
Materials — 0.2%
Chemicals — 0.2%
Kerling PLC, Term Loan	10.000%	6/30/16	1,200,000	EUR	1,509,018	(k)
Telecommunication Services — 0.8%
Wireless Telecommunication Services — 0.8%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	6,290,756		6,408,708	(k)
Utilities — 0.2%
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan	4.741%	10/10/17	2,283,729		1,268,611	(k)
Total Collateralized Senior Loans (Cost — $24,379,756)					24,143,567
Convertible Bonds & Notes — 1.2%
Consumer Discretionary — 0.8%
Diversified Consumer Services — 0.8%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	7,025,000		5,760,500	(a)(d)
Industrials — 0.3%
Marine — 0.3%
Horizon Lines Inc., Senior Secured Notes	6.000%	4/15/17	4,153,939		2,709,091	(b)(e)
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	880,000		720,500
Total Convertible Bonds & Notes (Cost — $9,920,225)					9,190,091
Sovereign Bonds — 4.2%
Argentina — 0.4%
Republic of Argentina	7.820%	12/31/33	697,625	EUR	549,451	(g)
Republic of Argentina, GDP Linked Securities	4.191%	12/15/35	4,809,113	EUR	725,704	(g)(m)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2012 Annual Report	25

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Argentina — continued
Republic of Argentina, Senior Bonds	7.000%	9/12/13	98,000		$97,068
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,396,000		1,262,884	(i)
Republic of Argentina, Senior Bonds	2.260%	12/31/38	224,638	EUR	86,233
Republic of Argentina, Senior Notes	8.750%	6/2/17	782,235		725,914
Total Argentina					3,447,254
Brazil — 1.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,541,000	BRL	822,696
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	14,342,000	BRL	7,512,179
Total Brazil					8,334,875
Colombia — 0.1%
Republic of Colombia, Senior Notes	7.375%	3/18/19	495,000		644,738	(i)
India — 0.3%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	1,174,000		1,094,755	(a)(g)(i)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,170,000		1,091,025	(a)(g)(i)
Total India					2,185,780
Indonesia — 0.8%
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	11,011,000,000	IDR	1,560,753
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	7,031,000,000	IDR	1,073,876
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	6,948,000,000	IDR	1,022,351
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	825,000		1,001,344	(a)(i)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	8,327,000,000	IDR	1,209,100
Total Indonesia					5,867,424
Peru — 0.3%
Republic of Peru, Bonds	7.840%	8/12/20	4,444,000	PEN	1,990,644
Russia — 0.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,055,000		1,123,575	(a)(i)
Turkey — 0.6%
Republic of Turkey, Senior Bonds	11.875%	1/15/30	1,175,000		2,026,875	(i)
Republic of Turkey, Senior Notes	6.875%	3/17/36	2,064,000		2,347,800	(i)
Total Turkey					4,374,675
Venezuela — 0.5%
Bolivarian Republic of Venezuela	5.750%	2/26/16	3,370,000		3,066,700	(a)(i)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,164,000		1,001,040	(i)
Total Venezuela					4,067,740
Total Sovereign Bonds (Cost — $29,887,712)					32,036,705

See Notes to Financial Statements.

26	Western Asset High Income Fund II Inc. 2012 Annual Report

Schedule of investments (cont’d)

April 30, 2012

Western Asset High Income Fund II Inc.

Security		Shares	Value
Common Stocks — 2.4%
Consumer Discretionary — 1.2%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.		166,350	$332,700	*(b)(c)
Media — 1.2%
Charter Communications Inc., Class A Shares		150,529	9,102,489	*
Total Consumer Discretionary			9,435,189
Energy — 0.7%
Energy Equipment & Services — 0.7%
KCAD Holdings I Ltd.		533,873,172	4,946,869	*(b)(c)
Financials — 0.0%
Diversified Financial Services — 0.0%
PB Investors II LLC		60,468	0	*(b)(c)(h)
Industrials — 0.5%
Marine — 0.5%
DeepOcean Group Holding AS		198,468	3,324,339	*(b)
Horizon Lines Inc., Class A Shares		85,534	227,520	*
Total Industrials			3,551,859
Materials — 0.0%
Chemicals — 0.0%
LyondellBasell Industries NV, Class A Shares		1	42
Total Common Stocks (Cost — $19,967,517)			17,933,959

	Rate
Convertible Preferred Stocks — 0.6%
Financials — 0.6%
Diversified Financial Services — 0.6%
Citigroup Inc. (Cost — $5,463,956)	7.500%	51,400	5,009,958	(d)
Preferred Stocks — 3.0%
Consumer Discretionary — 0.2%
Automobiles — 0.2%
Corts-Ford Motor Co.	7.400%	53,250	1,346,160
Financials — 2.8%
Consumer Finance — 1.5%
GMAC Capital Trust I	8.125%	489,100	11,713,945	(g)
Diversified Financial Services — 1.3%
Citigroup Capital XII	8.500%	200,800	5,168,592	(g)
Citigroup Capital XIII	7.875%	168,125	4,477,169	(g)
Total Diversified Financial Services			9,645,761

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2012 Annual Report	27

Western Asset High Income Fund II Inc.

Security	Rate	Shares	Value
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%	35,900	$44,157	*(g)
Total Financials			21,403,863
Total Preferred Stocks (Cost — $22,949,746)			22,750,023

	Expiration Date	Warrants
Warrants — 0.2%
Bolivarian Republic of Venezuela, Oil-linked payment obligations	4/15/20	18,500	552,687	*(g)
Buffets Restaurant Holdings	4/28/14	3,488	35	*(b)(c)
Charter Communications Inc.	11/30/14	4,876	75,773	*(b)
CMP Susquehanna Radio Holdings Co.	3/23/19	67,797	381,019	*(a)(b)(c)
Nortek Inc.	12/7/14	8,427	46,349	*(b)(c)
SemGroup Corp.	11/30/14	21,481	191,181	*(c)
Total Warrants (Cost — $119,061)			1,247,044
Total Investments — 129.7% (Cost — $959,743,780#)			981,329,326
Liabilities in Excess of Other Assets — (29.7)%			(224,881,043)
Total Net Assets — 100.0%			$756,448,283

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(c)	Illiquid security (unaudited).
(d)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	The coupon payment on these securities is currently in default as of April 30, 2012.
(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(h)	Value is less than $1.
(i)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(j)	Security has no maturity date. The date shown represents the next call date.
(k)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(l)	All or a portion of this loan is unfunded as of April 30, 2012. The interest rate for fully unfunded term loans is to be determined.

See Notes to Financial Statements.

28	Western Asset High Income Fund II Inc. 2012 Annual Report

Schedule of investments (cont’d)

April 30, 2012

Western Asset High Income Fund II Inc.

(m)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
#	Aggregate cost for federal income tax purposes is $961,298,251.

Abbreviations used in this schedule:

	BRL	— Brazilian Real
	EUR	— Euro
	GBP	— British Pound
	GDP	— Gross Domestic Product
	IDR	— Indonesian Rupiah
	OJSC	— Open Joint Stock Company
	PEN	— Peruvian Nuevo Sol

Schedule of Written Options

Security	Expiration Date	Strike Price	Notional Amount	Value
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.18 Index, Put (Premiums received — $160,800)	6/20/12	$94.00	12,000,000	$102,831

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2012 Annual Report	29

Statement of assets and liabilities

April 30, 2012

Assets:
Investments, at value (Cost — $959,743,780)	$981,329,326
Foreign currency, at value (Cost — $975,847)	987,550
Cash	1,842,521
Interest and dividends receivable	22,623,726
Receivable for securities sold	13,532,669
Swaps, at value (premiums paid — $370,849)	397,586
Deposits with brokers for open futures contracts	354,403
Unrealized appreciation on forward foreign currency contracts	292,596
Prepaid expenses	5,743
Total Assets	1,021,366,120

Liabilities:
Loan payable (Note 5)	215,000,000
Payable for open reverse repurchase agreements (Note 3)	38,883,357
Payable for securities purchased	9,276,174
Investment management fee payable	660,088
Unrealized depreciation on forward foreign currency contracts	499,061
Interest payable (Notes 3 and 5)	163,986
Written options, at value (premiums received — $160,800)	102,831
Accrued foreign capital gains tax	93,284
Payable for open swap contracts	70,000
Payable to broker — variation margin on open futures contracts	8,219
Accrued expenses	160,837
Total Liabilities	264,917,837
Total Net Assets	$756,448,283

Net Assets:
Par value ($0.001 par value; 85,357,730 shares issued and outstanding; 100,000,000 shares authorized)	$85,358
Paid-in capital in excess of par value	1,015,916,536
Undistributed net investment income	6,741,126
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(287,507,272)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	21,212,535
Total Net Assets	$756,448,283

Shares Outstanding	85,357,730

Net Asset Value	$8.86

See Notes to Financial Statements.

30	Western Asset High Income Fund II Inc. 2012 Annual Report

Statement of operations

For the Year Ended April 30, 2012

Investment Income:
Interest	$89,720,213
Dividends	2,884,117
Less: Foreign taxes withheld	(100,897)
Total Investment Income	92,503,433

Expenses:
Investment management fee (Note 2)	7,993,706
Interest expense (Notes 3 and 5)	2,645,487
Transfer agent fees	130,786
Directors’ fees	116,188
Audit and tax	80,450
Stock exchange listing fees	64,323
Shareholder reports	61,076
Legal fees	58,899
Custody fees	49,581
Insurance	17,412
Miscellaneous expenses	11,911
Total Expenses	11,229,819
Net Investment Income	81,273,614

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(327,957)
Futures contracts	(1,981,773)
Written options	83,769
Swap contracts	65,608
Foreign currency transactions	2,526,874
Net Realized Gain	366,521
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(58,011,434)
Futures contracts	58,320
Written options	57,969
Swap contracts	26,737
Foreign currencies	1,290,393
Change in Net Unrealized Appreciation (Depreciation)	(56,578,015)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(56,211,494)
Increase in Net Assets from Operations	$25,062,120

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2012 Annual Report	31

Statements of changes in net assets

For the years ended April 30,	2012	2011

Operations:
Net investment income	$81,273,614	$83,672,634
Net realized gain	366,521	21,412,739
Change in net unrealized appreciation (depreciation)	(56,578,015)	30,136,685
Increase in Net Assets From Operations	25,062,120	135,222,058

Distributions to Shareholders From (Note 1):
Net investment income	(84,861,997)	(87,677,918)
Decrease in Net Assets From Distributions to Shareholders	(84,861,997)	(87,677,918)

Fund Share Transactions:
Reinvestment of distributions (955,418 and 945,623 shares issued, respectively)	8,929,085	8,652,730
Increase in Net Assets From Fund Share Transactions	8,929,085	8,652,730
Increase (Decrease) in Net Assets	(50,870,792)	56,196,870

Net Assets:
Beginning of year	807,319,075	751,122,205
End of year*	$756,448,283	$807,319,075
* Includes undistributed net investment income of:	$6,741,126	$6,755,072

See Notes to Financial Statements.

32	Western Asset High Income Fund II Inc. 2012 Annual Report

Statement of cash flows

For the Year Ended April 30, 2012

Increase (Decrease) in Cash:

Cash Provided (Used) by Operating Activities:

Net increase in net assets resulting from operations	$ 25,062,120
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(439,032,170)
Proceeds from sales of portfolio securities	443,563,600
Net purchases, sales and maturities of short-term investments	137,261
Net amortization of premium (accretion of discount)	(6,262,906)
Increase in receivable for securities sold	(5,680,228)
Increase in interest and dividends receivable	(369,892)
Decrease in prepaid expenses	64,078
Increase in cash collateral with brokers	(354,403)
Upfront premiums paid from swap contracts	(370,849)
Increase in payable for open swap contracts	70,000
Increase in accrued foreign capital gains tax	46,448
Increase in payable for securities purchased	223,779
Decrease in investment management fee payable	(27,000)
Decrease in Directors’ fee payable	(4,153)
Increase in interest payable	122
Decrease in accrued expenses	(51,732)
Premiums received from written options, net	160,800
Increase in payable to broker — variation margin on open futures contracts	5,836
Net realized loss on investments	327,957
Change in unrealized depreciation of investments, written options, swap contracts and forward foreign currency contracts	56,529,901
Net Cash Provided by Operating Activities*	74,038,569

Cash Flows from Financing Activities:
Distributions paid on common stock	(75,932,912)
Increase in loan payable	25,000,000
Proceeds from reverse repurchase agreements	(10,834,736)
Net Cash Used in Financing Activities	(61,767,648)
Net Increase in Cash	12,270,921
Due to Custodian at Beginning of Year	(9,440,850)
Cash at End of Year	$ 2,830,071

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$ 8,929,085

*	Included in operating expenses is cash of $2,645,365 paid for interest on borrowings.

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2012 Annual Report	33

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30:

	2012[1]	2011[1]	2010[1]	2009[1]	2008[1]

Net asset value, beginning of year	$9.57	$9.00	$6.13	$10.76	$12.38

Income (loss) from operations:
Net investment income	0.96	1.00	1.07	1.14	1.05
Net realized and unrealized gain (loss)	(0.67)	0.62	2.94	(4.64)	(1.69)
Total income (loss) from operations	0.29	1.62	4.01	(3.50)	(0.64)

Less distributions from:
Net investment income	(1.00)	(1.05)	(1.14)	(1.13)	(0.98)
Total distributions	(1.00)	(1.05)	(1.14)	(1.13)	(0.98)

Net asset value, end of year	$8.86	$9.57	$9.00	$6.13	$10.76

Market price, end of year	$10.10	$10.04	$9.82	$6.22	$9.90
Total return, based on NAV[2,3]	3.80%	19.40%	69.38%	(32.74)%	(5.19)%
Total return, based on Market Price[4]	11.89%	14.54%	81.29%	(25.21)%	(6.15)%

Net assets, end of year (000s)	$756,448	$807,319	$751,122	$504,958	$834,813

Ratios to average net assets:
Gross expenses	1.51%	1.61%	2.12%	3.03%	2.94%
Net expenses[5]	1.51	1.61	2.12	3.03	2.94
Net investment income	10.93	11.03	13.44	15.02	9.25

Portfolio turnover rate	45%	84%	81%	53%	52%

Supplemental data:
Loans Outstanding, End of Year (000s)	$215,000	$190,000	$196,500	$161,500	$250,000
Asset Coverage for Loan Outstanding	452%	525%	482%	413%	434%
Weighted Average Loan (000s)	$211,038	$197,170	$169,363	$219,563	$213,320
Weighted Average Interest Rate on Loans	1.09%	1.49%	1.80%	3.00%	5.00%

1	Per share amounts have been calculated using the average shares method.
2

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. .
4	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
5	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

34	Western Asset High Income Fund II Inc. 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally

Western Asset High Income Fund II Inc. 2012 Annual Report	35

traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

36	Western Asset High Income Fund II Inc. 2012 Annual Report

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•        Level 1 — quoted prices in active markets for identical investments

•        Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•        Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$860,444,933	$7,320,975	$867,765,908
Collateralized mortgage obligations	—	1,252,071	—	1,252,071
Collateralized senior loans	—	24,143,567	—	24,143,567
Convertible bonds & notes	—	9,190,091	—	9,190,091
Sovereign bonds	—	32,036,705	—	32,036,705
Common stocks:
Consumer discretionary	$9,102,489	—	332,700	9,435,189
Energy	—	—	4,946,869	4,946,869
Financials	—	—	0*	0*
Industrials	227,520	3,324,339	—	3,551,859
Materials	42	—	—	42
Convertible preferred stocks	5,009,958	—	—	5,009,958
Preferred stocks	22,750,023	—	—	22,750,023
Warrants	—	1,247,009	35	1,247,044
Total investments	$37,090,032	$931,638,715	$12,600,579	$981,329,326
Other financial instruments:
Forward foreign currency contracts	—	$292,596	—	$292,596
Credit default swaps on credit indices — buy protection‡	—	397,586	—	397,586
Total other financial instruments	—	$690,182	—	$690,182
Total	$37,090,032	$932,328,897	$12,600,579	$982,019,508

Western Asset High Income Fund II Inc. 2012 Annual Report	37

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$102,831	—	$102,831
Futures contracts	$155,722	—	—	155,722
Forward foreign currency contracts	—	499,061	—	499,061
Total	$155,722	$601,892	—	$757,614

†	See Schedule of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.
*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Common Stocks
Investments In Securities	Corporate Bonds & Notes	Consumer Discretionary	Energy	Financials	Industrials	Warrants	Total
Balance as of April 31, 2011	$ 7,443,802	—	$ 5,140,895	—	$ 179,570	$ 67,451	$12,831,718
Accrued premiums/ discounts	22,681	—	—	—	—	—	22,681
Realized gain (loss)[1]	87,657	—	—	—	335,303	—	422,960
Change in unrealized appreciation (depreciation)[2]	(1,300,279)	—	(608,856)	$(6,896,193)	(179,570)	359,952	(8,624,946)
Purchases	8,122,482	$332,700	4,365,221	6,896,193	—	—	19,716,596
Sales	(2,963,098)	—	(3,950,391)	—	(335,303)	—	(7,248,792)
Transfers into Level 3[3]	307,125	—	—	—	—	—	307,125
Transfers out of Level 3[4]	(4,399,395)	—	—	—	—	(427,368)	(4,826,763)
Balance as of April 30, 2012	$ 7,320,975	$332,700	$ 4,946,869	$ 0 *	—	$ 35	$ 12,600,579
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2012[2]	$(1,131,312)	—	$581,648	$(6,896,193)	—	—	$(7,445,857)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.
*	Value is less than $1.
[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.
[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

38	Western Asset High Income Fund II Inc. 2012 Annual Report

Notes to financial statements (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

Western Asset High Income Fund II Inc. 2012 Annual Report	39

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items

40	Western Asset High Income Fund II Inc. 2012 Annual Report

Notes to financial statements (cont’d)

denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and

Western Asset High Income Fund II Inc. 2012 Annual Report	41

the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

42	Western Asset High Income Fund II Inc. 2012 Annual Report

Notes to financial statements (cont’d)

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2012, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended April 30, 2012, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit

Western Asset High Income Fund II Inc. 2012 Annual Report	43

event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(k) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities

44	Western Asset High Income Fund II Inc. 2012 Annual Report

Notes to financial statements (cont’d)

rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of April 30, 2012, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $601,892. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use

Western Asset High Income Fund II Inc. 2012 Annual Report	45

of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of April 30, 2012, there were $93,284 of capital gains tax liability accrued on unrealized gains.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$3,574,437	$(3,574,437)

(a)  Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

46	Western Asset High Income Fund II Inc. 2012 Annual Report

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore and Western Asset Limited a subadvisory fee of 0.30% on assets managed by each subadviser.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended April 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$439,032,170	—
Sales	443,445,617	$117,983

At April 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$65,856,452
Gross unrealized depreciation	(45,825,377)
Net unrealized appreciation	$20,031,075

Western Asset High Income Fund II Inc. 2012 Annual Report	47

During the year ended April 30, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of April 30, 2011	—	—
Options written	32,942,300	$244,569
Options closed	—	—
Options exercised	—	—
Options expired	(20,942,300)	(83,769)
Written options, outstanding as of April 30, 2012	12,000,000	$160,800

At April 30, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 5-Year Notes	263	6/12	$32,402,856	$32,558,578	$(155,722)

At April 30, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty		Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	Citibank, N.A.		2,039,000	$ 1,067,019	5/15/12	$ (11,246)
Brazilian Real	Citibank, N.A.		2,041,330	1,068,238	5/15/12	(10,974)
Euro	Citibank, N.A.		2,300,000	3,044,660	5/16/12	25,259
Euro	UBS AG		3,000,000	3,971,296	5/16/12	47,626
						50,665
Contracts to Sell:
Brazilian Real	Citibank, N.A.		8,090,000	4,233,538	5/15/12	158,904
Euro	JPMorgan Chase & Co	.	1,038,650	1,374,924	5/15/12	(14,895)
British Pound	Citibank, N.A.		1,500,000	2,434,140	5/16/12	(74,970)
British Pound	UBS AG		2,174,000	3,527,880	5/16/12	(90,568)
Euro	Citibank, N.A.		5,500,000	7,280,709	5/16/12	(105,684)
Euro	Citibank, N.A.		2,500,000	3,309,413	5/16/12	27,164
Euro	UBS AG		19,030,917	25,192,468	5/16/12	(187,175)
Euro	UBS AG		13,650,000	18,069,397	5/16/12	33,643
Euro	Citibank, N.A.		1,400,000	1,853,376	5/31/12	(3,549)
						(257,130)
Net unrealized loss on open forward foreign currency contracts						$(206,465)

Transactions in reverse repurchase agreements for the Fund during the year ended April 30, 2012 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$43,966,154	0.750%	$53,976,979

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

48	Western Asset High Income Fund II Inc. 2012 Annual Report

Notes to financial statements (cont’d)

Interest rates on reverse repurchase agreements ranged from 0.150% to 1.150% during the year ended April 30, 2012. Interest expense incurred on reverse repurchase agreements totaled $335,199.

At April 30, 2012, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Credit Suisse	0.75%	5/31/2011	5/18/2012	$ 1,279,810
Credit Suisse	0.50%	8/1/2011	5/18/2012	1,120,150
Credit Suisse	0.85%	8/1/2011	5/18/2012	1,491,162
Credit Suisse	0.75%	9/29/2011	5/18/2012	1,692,067
Credit Suisse	0.85%	9/29/2011	5/18/2012	1,536,313
Credit Suisse	1.00%	9/29/2011	5/18/2012	3,657,974
Credit Suisse	0.85%	10/5/2011	5/18/2012	1,787,330
Credit Suisse	0.95%	10/5/2011	5/18/2012	1,036,320
JPMorgan Chase & Co.	0.15%	3/22/2012	5/16/2012	1,477,000
JPMorgan Chase & Co.	1.00%	3/22/2012	5/16/2012	6,767,598
JPMorgan Chase & Co.	1.05%	3/22/2012	5/16/2012	1,192,300
JPMorgan Chase & Co.	1.15%	3/22/2012	5/16/2012	915,720
UBS Securities LLC	0.50%	2/9/2012	TBD*	4,038,188
UBS Securities LLC	0.60%	2/9/2012	TBD*	1,794,200
UBS Securities LLC	0.65%	2/9/2012	TBD*	1,822,500
UBS Securities LLC	0.70%	2/9/2012	TBD*	1,658,400
UBS Securities LLC	0.85%	2/9/2012	TBD*	1,903,650
UBS Securities LLC	1.00%	2/9/2012	TBD*	1,652,675
UBS Securities LLC	0.70%	4/18/2012	TBD*	2,060,000
				$38,883,357

*  TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On April 30, 2012, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $49,462,506.

At April 30, 2012, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
BNP Paribas			5.000%
(Markit CDX.NA.HY.18 Index)	$ 5,000,000	6/20/17	Quarterly	$165,661	$154,520	$11,141
BNP Paribas (Markit CDX.NA.HY.18 Index)	7,000,000	6/20/17	5.000% Quarterly	231,925	216,329	15,596
Total	$12,000,000			$397,586	$370,849	$26,737

1

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional

Western Asset High Income Fund II Inc. 2012 Annual Report	49

amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

2

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2012.

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Swap contracts[2]	—	$397,586	$397,586
Forward foreign currency contracts	$292,596	—	292,596
Total	$292,596	$397,586	$690,182

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	—	—	$102,831	$102,831
Futures contracts[3]	$155,722	—	—	155,722
Forward foreign currency contracts	—	$499,061	—	499,061
Total	$155,722	$499,061	$102,831	$757,614

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.
3

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended April 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized

50	Western Asset High Income Fund II Inc. 2012 Annual Report

Notes to financial statements (cont’d)

appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	—	—	$ 83,769	$ 83,769
Futures contracts	$(1,981,773)	—	—	(1,981,773)
Swap contracts	—	—	65,608	65,608
Forward foreign currency contracts	—	$2,571,563	—	2,571,563
Total	$(1,981,773)	$2,571,563	$149,377	$ 739,167

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	—	—	$57,969	$ 57,969
Futures contracts	$58,320	—	—	58,320
Swap contracts	—	—	26,737	26,737
Forward foreign currency contracts	—	$1,350,379	—	1,350,379
Total	$58,320	$1,350,379	$84,706	$1,493,405

During the year ended April 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$ 12,838
Forward foreign currency contracts (to buy)	2,347,054
Forward foreign currency contracts (to sell)	46,058,662
Futures contracts (to buy)†	629,375
Futures contracts (to sell)	32,072,724

Average Notional Balance
Credit default swap contracts (to buy protection)	$1,553,077

†  At April 30, 2012, there were no open positions held in this derivative.

5. Loan

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $300,000,000. Unless renewed, this agreement will terminate on December 12, 2012. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial

Western Asset High Income Fund II Inc. 2012 Annual Report	51

institution. Interest expense related to this loan for the year ended April 30, 2012 was $2,310,288. For the year ended April 30, 2012, the Fund had an average daily loan balance outstanding of $211,038,251 and the weighted average interest rate was 1.09%. At April 30, 2012, the Fund had $215,000,000 of borrowings outstanding per this credit agreement.

6. Distributions subsequent to April 30, 2012

On February 10, 2012, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.0825 per share, payable on March 30, 2012, April 27, 2012 and May 25, 2012 to shareholders of record on March 23, 2012, April 20, 2012 and May 18, 2012, respectively. The May record date distribution was made subsequent to the period end of this report.

On May 10, 2012, the Board declared three distributions, each in the amount of $0.0825 per share, payable on June 29, 2012, July 27, 2012 and August 31, 2012 to shareholders of record on June 22, 2012, July 20, 2012 and August 24, 2012, respectively. The June record date distribution was made subsequent to the period end of this report.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended April 30, was as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$84,861,997	$87,677,918

As of April 30, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 7,081,412
Capital loss carryforward*	(286,108,523)
Other book/tax temporary differences(a)	(184,564)
Unrealized appreciation (depreciation)(b)	19,658,064
Total accumulated earnings (losses) — net	$(259,553,611)

*  As of April 30, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
No Expiration	$ (5,719,253)	**
4/30/2016	(6,091,329)
4/30/2017	(90,684,793)
4/30/2018	(181,154,391)
4/30/2019	(2,458,757)
	$(286,108,523)

These amounts will be available to offset any future taxable capital gains.

**

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the

52	Western Asset High Income Fund II Inc. 2012 Annual Report

Notes to financial statements (cont’d)

fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures and foreign currency contracts, the differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

8. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

Western Asset High Income Fund II Inc. 2012 Annual Report	53

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset High Income Fund II Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset High Income Fund II Inc., including the schedule of investments, as of April 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Fund II Inc. as of April 30, 2012, the results of operations for the year then ended, its changes in net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 15, 2012

54	Western Asset High Income Fund II Inc.

Board approval of management and sub-advisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset High Income Fund II, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and, collectively, the “Sub-Advisory Agreements”) with the Manager and the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2011, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to

Western Asset High Income Fund II Inc.	55

the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its

56	Western Asset High Income Fund II Inc.

Board approval of management and sub-advisory agreements (unaudited) (cont’d)

investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub- Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset. In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all leveraged high current yield closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for each of the 1- and 10-year periods ended June 30, 2011 was ranked in the first quintile among the funds in the Performance Universe for that period; the Fund’s performance for the 3-year period ended June 30, 2011 was ranked in the second quintile among the funds in the Performance Universe for that period; and the Fund’s performance for the 5-year period ended June 30, 2011 was ranked in the third quintile among the funds in the Performance Universe for that period. In these rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with the poorest performance among the Performance Universe funds. The Fund’s performance for each of the 1-, 3-, 5- and 10-year periods ended June 30, 2011 was better than the median performance for the Performance Universe for that period. The Fund’s

Western Asset High Income Fund II Inc.	57

performance for the 10-year period was achieved, in part, by a predecessor portfolio management team.

The Board also considered the volatile market conditions during 2008 and early 2009 and the Fund’s performance in relation to its benchmarks and in absolute terms.

Based on its review of the Fund’s performance, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and the Sub-Advisory Agreements for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and eleven other leveraged high current yield closed-end funds, as classified by Lipper. The Expense Group funds had average net common share assets ranging from $135.6 million to $1.266 billion. Two of the other funds in the Expense Group were larger than the Fund and nine funds were smaller.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group showed that the Management Fee, on a contractual basis, was ranked seventh among the twelve funds in the Expense Group and was worse (i.e., higher) than the median contractual fee for the Expense Group. The Lipper Expense Information also showed that the Fund’s actual Management Fee (i.e., giving

58	Western Asset High Income Fund II Inc.

Board approval of management and sub-advisory agreements (unaudited) (cont’d)

effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked ninth among the Expense Group funds on the basis of common share assets only and seventh on the basis of both common share and leveraged assets. In each case, the Fund’s actual Management Fee was worse than the Expense Group median for that expense component. The Lipper Expense Information showed that the Fund’s total expenses on the basis of common share assets only were ranked seventh among the Expense Group funds and were worse than the Expense Group median but, on the basis of common share and leveraged assets, were ranked fifth among the Expense Group funds and were better (i.e., lower) than the Expense Group median. The Board noted that the small size of the Expense Group made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were consistent with a decision to continue the Management and the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Western Asset High Income Fund II Inc.	59

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2011 and March 31, 2010. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager and the Sub-Advisory Fees for the Non-U.S. Sub- Advisers, in each case, are paid by Western Asset. The profitability analysis presented to the Board indicated that profitability to the Manager had increased by 1 percent over the period covered by the analysis. The Board did not consider profitability to be such as to support a determination against continuation of the Management Agreement and Sub-Advisory Agreements but determined that profitability to the Manager in providing services to the Fund merited continued monitoring at the current level.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub- Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

60	Western Asset High Income Fund II Inc.

Board approval of management and sub-advisory agreements (unaudited) (cont’d)

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset High Income Fund II Inc.	61

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Fund II Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director	None

62	Western Asset High Income Fund II Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 1998
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director	None

Western Asset High Income Fund II Inc.	63

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1998
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

Interested Director and Officer:

R. Jay Gerken[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser)

Number of portfolios in fund complex overseen by Director (including the Fund)	161
Other board memberships held by Director	None

64	Western Asset High Income Fund II Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2077); formerly, Compliance Analyst of Legg Mason & Co. or its predecessors (2004 to 2008)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset High Income Fund II Inc.	65

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM (since 2002)

Richard F. Sennett
Legg Mason
100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

66	Western Asset High Income Fund II Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†        Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

1         The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2014, year 2012 and year 2013, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2     Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset High Income Fund II Inc.	67

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

68	Western Asset High Income Fund II Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274.
Complaints submitted through this number will be received by the CCO.

Western Asset High Income Fund II Inc.	69

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock (“Shares”) of Western Asset High Income Fund II Inc. (“Fund”) will be deemed to have elected to be a participant in the Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open market purchases by the date specified above as the date on which such purchases

70	Western Asset High Income Fund II Inc.

Dividend reinvestment plan (unaudited) (cont’d)

must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by

Western Asset High Income Fund II Inc.	71

Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

72	Western Asset High Income Fund II Inc.

Dividend reinvestment plan (unaudited) (cont’d)

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 1-888-888-0151.

Western Asset High Income Fund II Inc.	73

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended April 30, 2012:

Record date:	5/20/11	Monthly	Monthly
		June 2011 -	January 2012 -
Payable date:	5/27/11	December 2011	April 2012
Ordinary income:
Qualified dividend income for individuals	1.36%	1.03%	0.12%
Dividends qualifying for the dividends received deduction for corporations	0.75%	0.75%	0.09%

Please retain this information for your records.

Western Asset

High Income Fund II Inc.

Directors	Western Asset High Income Fund II Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadvisers	New York, NY 10017
Jeswald W. Salacuse	Western Asset Management Company
	Western Asset Management Company Limited	New York Stock Exchange Symbol
Officers	Western Asset Management Company Pte. Ltd.	HIX
R. Jay Gerken
President and Chief Executive Officer	Custodian
Richard F. Sennett	State Street Bank and Trust Company
Principal Financial Officer	1 Lincoln Street
Ted P. Becker	Boston, MA 02111
Chief Compliance Officer
Vanessa A. Williams	Transfer agent
Identity Theft Prevention Officer	American Stock Transfer & Trust Company
Robert I. Frenkel	59 Maiden Lane
Secretary and Chief Legal Officer	New York, NY 10038
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•        Personal information included on applications or other forms;

•        Account balances, transactions, and mutual fund holdings and positions;

•        Online account access user IDs, passwords, security challenge question responses; and

•        Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•        Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•        Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•        The Funds’ representatives such as legal counsel, accountants and auditors; and

•        Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset High Income Fund II Inc.

Western Asset High Income Fund II Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WAS04049 6/12 SR12-1653

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2011 and April 30, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $71,300 in 2011 and $74,850 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2011 and $0 2012. These services consisted of procedures performed in connection with the calculations pursuant to the Fund’s Revolving Credit and Security Agreement.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Income Fund II Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,100 in 2011 and $3,200 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset High Income Fund II Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Fund II Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Fund II Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Fund II Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Fund II Inc. during the reporting period were $0 in 2012.

(h) Yes.  Western Asset High Income Fund II Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset High Income Fund II Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd.	Since 2006	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Pasadena, CA 91101

Ryan K. Brist Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010

Co-portfolio manager of the fund; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of April 30, 2012.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Stephen A. Walsh ‡	100 registered investment companies with $166.2 billion in total assets under management	215 Other pooled investment vehicles with $102.3 billion in assets under management*	746 Other accounts with $175.9 billion in total assets under management**

Keith J. Gardner ‡	40 registered investment companies with $27.6 billion in total assets under management	27 Other pooled investment vehicles with $15.1 billion in assets under management	177 Other accounts with $42.7 billion in total assets under management***

Michael C. Buchanan ‡	45 registered investment Companies with $31.2 billion in total assets Under management	37 Other pooled investment vehicles with $17.2 billion in assets under management****	186 Other accounts with $45.2 billion in total assets under management+

Ryan K. Brist ‡	12 registered investment Companies with $2.4 billion in total assets Under management	4 Other pooled investment vehicles with $6.1 billion in assets under management++	25 Other accounts with $5.7 billion in total assets under management+++

*	Includes 6 accounts managed, totaling $868 million, for which advisory fee is performance based.
**	Includes 75 accounts managed, totaling $17.2 billion, for which advisory fee is performance based.
***	Includes 23 accounts managed, totaling $7.5 billion, for which advisory fee is performance based.
****	Includes 1 account managed, totaling $284 million, for which advisory fee is performance based.

+	Includes 22 accounts managed, totaling $7 billion, for which advisory fee is performance based.
++	Includes 1 account managed, totaling $763,000, for which advisory fee is performance based
+++	Includes 2 accounts managed totaling $331 million, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr.  Walsh is involved in the management of all the Firm’s portfolios, but he is not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of April 30, 2012.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

Stephen A. Walsh	A
Keith J. Gardner	A
Michael C. Buchanan	A
Ryan K. Brist	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                             CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund II Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset High Income Fund II Inc.

Date:	June 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset High Income Fund II Inc.

Date:	June 25, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer of
Western Asset High Income Fund II Inc.

Date:	June 25, 2012